Exhibit 10.1

July 29, 2015

Mr. Kevin M. Modany
ITT Educational Services, Inc.
13000 North Meridian Street
Carmel, IN 46032-1404

Re: Third Amendment to Letter Agreement

Dear Kevin:

Reference is made to that certain letter agreement, dated as of August 4, 2014, between you and ITT Educational Services, Inc. (the “Company”), and the amendments to that letter agreement, dated as of April 28, 2015 and May 26, 2015 (as so amended, the “Letter Agreement”).   You and the Company hereby agree to extend the Applicable Period (as defined and used in the Letter Agreement) to and including December 31, 2015.  Other than such amendment, all other terms and conditions of the Letter Agreement remain in full force and effect without modification.

If the foregoing accurately reflects our agreement, please sign and return to us the enclosed duplicate copy of this letter.

ITT EDUCATIONAL SERVICES, INC.

By:  /s/ John E. Dean
       Name: John E. Dean
       Title: Executive Chairman

Accepted and Agreed to:

/s/ Kevin M. Modany
Kevin M. Modany